Exhibit 10.12

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS SET FORTH IN THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

TALMER BANCORP, INC.

DATE OF INITIAL ISSUANCE:                  , 2012

THIS CERTIFIES THAT, for value received,                      (the “Holder”) is entitled to purchase, subject to the exercise of and the terms and conditions of this Warrant (including any Warrants issued in exchange, transfer or replacement hereof, the “Warrant”), from Talmer Bancorp, Inc., a Michigan corporation (the “Company”), at any time prior to 5:00 p.m., Eastern Time, on the tenth anniversary of the date of the initial issuance of this Warrant (the “Expiration Time”), up to          shares of the Company’s Class A Voting Common Stock, par value $1.00 per share (the “Common Stock”) (as such number of shares may be adjusted in accordance with Section 2 hereof, the “Warrant Shares”), at any time and from time to time, in whole or in part, at an exercise price of $8.00 (subject to adjustment as provided in Section 2 hereof, the “Exercise Price”) per Warrant Share.  The Holder may also, at any time and from time to time, in whole or in part, exercise this Warrant pursuant to a Cashless Exercise, as defined and provided in Section 1.3(b).  This Warrant is granted in connection with and pursuant to, and is entitled to the benefits of, the Stock Subscription Agreement, dated as of February 21, 2012, by and among the Company, WLR Recovery Fund IV, L.P. and WLR IV Parallel ESC, L.P. (the “Subscription Agreement”).

SECTION 1.                         EXERCISE OF WARRANT.

1.1.                            Vesting.  The Holder’s rights under this Warrant are fully vested as of the date hereof.

1.2.                            Exercisability.  This Warrant is exercisable, at any time and from time to time, in whole or in part, as of the date hereof and until the Expiration Time.

1.3.                            Procedure for Exercise of Warrant.

(a)                                 Cash Exercise.  The Holder may exercise this Warrant, in whole or in part, by delivering to the Company, at any time prior to the Expiration Time: (i) a completed and signed Notice of Exercise, as attached hereto as Schedule A (including the Substitute Form W-9, which forms a part thereof, the “Notice of Exercise”); (ii) cash in an amount equal to the product of (x) the Exercise Price (as this may be adjusted pursuant to Section 2 hereof), and (y) the number of Warrant Shares being purchased pursuant to such Notice of Exercise (such product, rounded up to the nearest dollar, the “Aggregate Exercise Price”); and (iii) this Warrant to the following address:

Talmer Bancorp, Inc.

2301 W.  Big Beaver Road, Suite 525
Troy, Michigan 48084
Attention:  David Provost, President and Chief Executive Officer

Upon payment in good collected funds of the Aggregate Exercise Price for the Warrant Shares being purchased, the Holder shall be deemed to be the holder of record of such Warrant Shares for all purposes, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares have not been issued or delivered to the Holder.

The Company shall, as promptly as practicable after completion of the actions specified in this Section 1.3(a), cause to be executed, and shall deliver to the Holder, a certificate representing the aggregate number of Warrant Shares specified in the Notice of Exercise.  Each certificate for Warrant Shares so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder.  If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Warrant Shares.  The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for Warrant Shares and new Warrants, if any.

(b)                                 Cashless Exercise.  The Holder may elect to exercise this Warrant, in whole or in part, and to receive, without the payment by such Holder of any additional cash or other consideration (the “Cashless Exercise”), Warrant Shares equal to the value of this Warrant or any portion hereof by surrendering this Warrant, along with the Notice of Exercise providing such number of Warrant Shares to be surrendered in the Cashless Exercise, to the address provided above in Section 1.3(a).  The Company shall then issue to the Holder such number of validly issued, fully paid and non-assessable Warrant Shares as is computed using the following formula:

X = Y * (A-B)

A

where X =                  the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.3(b).

Y =                 the number of Warrant Shares to be surrendered according to the Notice of Exercise delivered to the Company pursuant to this Section 1.3(b).

A =                 the Market Price of one share of Common Stock at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

B =                 the Exercise Price in effect under this Warrant at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

The term “Market Price” of a share of Common Stock shall mean the fair market value of a share, which shall be, (i) at any time such security is listed or traded on any securities exchange or quoted in an over-the-counter market, (A) the last reported sale price regular way of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if there have been no sales reported on any day, the average of the highest bid and lowest asked prices on such exchange, or (B) if on any day such security is not so listed and is instead quoted in the over-the-counter market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each of (A) and (B) of this paragraph, averaged over a period of the 20 consecutive trading days prior to the day as of which the Market Price is being determined, or (ii) at any time such security is not listed on any securities exchange or quoted on any quotation system, as determined reasonably and in good faith by the Board of Directors of the Company (the “Board”).  The Holder may object in writing to the Board’s determination of Market Price within 10 days of receipt of written notice thereof.  If the Holder and the Company are unable to agree on the Market Price during the 10-day period following the delivery of the Holder’s objection, the Appraisal Procedure may be invoked by either party to determine Market Price by delivering written notice thereof not later than the 30th day after delivery of the Holder’s objection.

The term “Appraisal Procedure” shall mean a procedure whereby two independent appraisers, one chosen by the Company and one by the Holder, shall mutually agree upon the determinations then the subject of appraisal.  Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked.  If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers are unable to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised.  The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser.  If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Company and the Holder; otherwise, the average of all three determinations shall be binding upon the Company and the Holder. The costs of conducting any Appraisal Procedure shall be borne equally by the Company and the Holder.

Upon receipt of the executed Notice of Exercise by the Company, the Holder shall be deemed to be the holder of record of such Warrant Shares to be issued pursuant to the Cashless Exercise, notwithstanding that the Company’s stock transfer books may be closed or that certificates representing such Warrant Shares have not been issued or delivered to the Holder, provided, however, that in the event the Appraisal Procedure has been invoked in connection with a dispute regarding the Market Price, then the Holder shall be deemed to be the holder of record of the number of Warrant Shares that it would own if the Company were to prevail in the Appraisal Procedure, pending the outcome of such proceeding, and the Company shall deliver to the Holder, upon receipt of the executed Notice of Exercise, and, if applicable, following the outcome of the Appraisal Procedure, the number of Warrant Shares necessary to effect the foregoing.

The Company shall, as promptly as practicable after completion of the exercise of the Warrant as specified in this Section 1.3(b), cause to be executed, and delivered to the Holder exercising such Warrants, a certificate representing the aggregate number of Warrant Shares calculated pursuant to the Cashless Exercise formula described above.  Each certificate for Warrant Shares so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder.  If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Warrant Shares.  The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for Warrant Shares and new Warrants, if any.

1.4.                            Restrictive Legends.  Each certificate for Warrant Shares shall contain the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED

OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS SET FORTH IN THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

SECTION 2.                         ADJUSTMENTS

2.1.                            Adjustments and Other Rights.  The Exercise Price and the number of Warrant Shares issuable shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 2.1 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 2.1 so as to result in duplication:

(a)                                 Stock Splits, Subdivisions, Reclassifications or Combinations.  If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of shares of Common Stock which such Holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Warrant Shares issuable determined pursuant to the immediately preceding sentence.

(b)                                 Adjustments for Certain Dividends.  If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities, assets or property (other than ordinary cash dividends or dividends paid or payable in shares of Common Stock, but including extraordinary cash dividends or distributions) of the Company by way of dividend or distribution (other than as part of its dissolution, liquidation or the winding up of its affairs), then and in each case, the Exercise Price in effect prior to such record date (or if there is no record date, the date of receipt of such dividend or distribution) shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to such reduction by the quotient of (i) the Market Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such distributions (or, if the Common Stock is not so listed or admitted to trading, the Market Price of the Common Stock on the last day prior to the record date for such dividend or distribution), minus the amount of cash and/or the Fair Market Value of the additional stock or other securities, assets or property to be so distributed in respect of one share of Common Stock divided by (ii) such Market Price on such date specified in clause (i); such adjustment shall be made successively whenever such a record date is fixed.  In such event, the number of Warrant Shares issuable shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable before such adjustment and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  “Fair Market Value” means, with respect to any additional stock or other securities, assets or property, the fair market value of such additional stock or other securities, assets or other property as determined by the Board, acting in good faith.  For so long as the Holder holds this Warrant or any portion thereof, it may object in writing to the Board’s calculation of fair market value within 10 days of receipt of written notice thereof.  If the Holder and the Company are unable to agree on the fair market value during the 10-day period following the delivery of the Holder’s objection, the Appraisal Procedure may be invoked by either party to determine Fair Market Value by delivering written notification thereof not later than the 30th day after delivery of the Holder’s objection.

(c)                                  Certain Issuances of Common Stock or Convertible Securities.  If the Company shall issue shares of Common Stock (or rights or warrants or other securities exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions (as defined below) without consideration or at a consideration per share (or having a conversion price per share) that is less than the Exercise Price, then, in such event:

(1)                                 the number of Warrant Shares issuable immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (A) the numerator of which shall be the sum of (x) the number of shares of Common Stock of the Company outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be exercised or convert) and (B) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into which convertible securities may be exercised or convert) would purchase at the Exercise Price; and

(2)                                 the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) by a fraction, the numerator of which shall be the number of Warrant Shares issuable prior to such date and the denominator of which shall be the number of Warrant Shares issuable immediately after the adjustment described in clause (1) above.

(3)                                 For purposes of the foregoing, “Permitted Transactions” shall mean issuances (x) as consideration for (but not to fund) the acquisition of businesses and/or related assets or (y) in connection with employee benefit plans and compensation related arrangements in the ordinary course and consistent with past practice approved by the Board.  Any adjustment made pursuant to this Section 2.1(c) shall become effective immediately upon the date of such issuance.

(d)                                 If any event shall occur as to which the provisions of this Section 2.1 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase right represented by this Warrant in accordance with the essential intent and principles of Section 2.1, then, in each such case, the Board shall make such adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 2.1 necessary to preserve, without dilution, the purchase right represented by this Warrant.

(e)                                  For purposes of this Section 2.1, the number of shares of Common Stock at any time outstanding shall not include any shares held in treasury of the Company.

2.2.                            Adjustment Procedures.  The following provisions shall be applicable to adjustments to be made pursuant to Section 2.1 hereof:

(a)                                 When Adjustments to be Made.  The adjustments required by this Section 2 shall be made whenever and as often as any event requiring an adjustment shall occur. For the purpose of any such adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)                                 Fractional Interests.  In computing adjustments under this Section 2, fractional interests in the Common Stock shall be taken into account to the nearest 1/10th of a Warrant Share.  In no event, however, shall fractional interests or scrip representing fractional interests be issued upon the exercise of this Warrant.  In lieu thereof, a cash payment shall be made to the Holder in an amount equal to such fraction multiplied by the Market Price per share of Common Stock.

(c)                                  When Adjustment Not Required.

(i)                                     If the Company shall establish a record date for the determination of the holders of record of the Common Stock for the purpose of entitling such holders to receive a dividend payable in Common Stock and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, then no adjustment under Section 2.1 shall be required by reason of the establishment of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(ii)                                  Notwithstanding anything herein to the contrary, no adjustment under Section 2.1 need be made to the Exercise Price or the number of Warrant Shares unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price or the number of Warrant Shares then in effect. Any lesser adjustment(s) shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Exercise Price or the number of Warrant Shares.  Notwithstanding the foregoing, all such carried-forward adjustments shall be made in connection with any exercise of the Warrant.

(d)                                 Officers’ Certificate Setting Forth Exercise Price Adjustment. Upon any increase or decrease in the Exercise Price pursuant to Section 2.1, the Company promptly shall deliver to the Holder an officers’ certificate signed by two duly authorized officers of the Company describing in reasonable detail the event requiring the increase or decrease in the Exercise Price and the method of calculation thereof and specifying the increased or decreased Exercise Price in effect following such adjustment.

2.3.                            Reorganization, Reclassification, Merger, Consolidation or Share Exchange.

(a)                                 If the Company at any time (i) reorganizes or reclassifies its outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or consolidates with, merges into, or effects a share exchange with another corporation or entity (where the Company is not the continuing corporation after such merger, consolidation or other transaction), (ii) sells, transfers or leases all or substantially all of the assets of the Company, whether in one transaction or a series of transactions, to another corporation or entity or (iii) effects a Change in Control (as defined in Section 2.3(b)), (each a “Corporate Change”), then the Holder shall thereafter be entitled to receive, upon exercise of this Warrant in whole or in part, the same kind and number of shares of capital stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon consummation of such Corporate Change had the Holder exercised this Warrant immediately prior to the occurrence of such transaction (subject to subsequent adjustments under this Section 2), and the Exercise Price shall be adjusted appropriately to reflect such action and adjustment.  If any Corporate Change set forth in this Section 2.3(a) results in a cash distribution in excess of the Exercise Price provided by this Warrant, then the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case, the Company or its successors and assigns shall, upon distribution to such Holder, deduct the aggregate Exercise Price from the cash payable to such Holder in full payment of the Exercise Price, and pay the balance of the distribution to such Holder.  In all events, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise or exchange of this Warrant.

(b)                                 For purposes of this Warrant, a “Change in Control” shall be deemed to have occurred if the Company is involved in a merger, consolidation, statutory share exchange, spin off, or split off or is a party to a sale of all or substantially all of its assets in a single transaction or series of transactions.

(c)                                  Notwithstanding anything herein to the contrary, the Company will not effect, and will not permit its subsidiaries to effect, any Corporate Change unless, prior to the consummation thereof, the person, corporation or other entity that may be required to deliver any shares of capital stock, other securities, cash or property upon the exercise of this Warrant shall agree, by an instrument in writing, to be bound by this Warrant and to deliver such shares of capital stock, other securities, cash or property to the Holder pursuant to the terms hereof.

(d)                                 The foregoing provisions of this Section 2.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise or exchange of this Warrant.

2.4.                            Covenants.  The Company represents, covenants and agrees as follows:

(a)                                 This Warrant has been duly authorized and validly issued, is not subject to assessment and has not been issued in violation of any preemptive rights.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued, will not be subject to assessment and will not be issued in violation of any preemptive rights.

(b)                                 During the entire period this Warrant is outstanding and any part thereof remains unexercised, the Company has reserved and will, at all times, maintain and reserve, a sufficient number of its authorized and unissued shares of Common Stock to provide for the issuance of Common Stock upon the exercise of this Warrant in full.

(c)                                  The Company shall not effect any action, including closing its books against the transfer of this Warrant or of any Warrant Shares issuable upon exercise of this Warrant in any manner, that interferes with the timely exercise of the Warrant in accordance with the express terms of this Warrant and the Subscription Agreement.

(d)                                 The Company shall assist and cooperate with the Holder in making any required regulatory filings or obtaining any required regulatory approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

2.5                               Other Notices.  In case:

(a)                                 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b)                                 of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or

(c)                                  of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least 15 days prior to the date therein specified.

SECTION 3.                         OWNERSHIP AND TRANSFER.

3.1.                            Ownership.  The Company may deem and treat the person in whose name this Warrant is registered as the sole Holder and the sole owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant to the Company for registration of transfer in accordance with its terms.

3.2.                            Replacement.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnity and/or security reasonably satisfactory to it, or upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement.  Except as otherwise provided above in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant.

3.3.                            Restrictions on Transfer.

(a)                                 The Holder understands, acknowledges and agrees that this Warrant and the Warrant Shares for which it is exercisable have not been, and the Warrant and the Warrant Shares for which it is exercisable (except as may be set forth in the Registration Rights Agreement made and entered into as of March 29, 2010 by the Company for the benefit of the Holders (as defined therein), as it may be amended from time to time pursuant to the terms thereof (the “Registration Rights Agreement”)) will not be, registered under the Securities Act of 1933, as amended (the “1933 Act”) or any state securities laws, and may only be sold, offered for sale, pledged, hypothecated, transferred, assigned or otherwise disposed of in compliance with the then applicable resale requirements of the 1933 Act.

(b)                                 Subject to the provisions of this Section 3.3, this Warrant is transferable, in whole or in part, when the Holder shall surrender this Warrant with a properly executed assignment to the Company at its principal office (or any other such office or agency as identified by the Company) whereupon the Company will forthwith issue and deliver, upon the order of the Holder, a new Warrant, registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

SECTION 4.                         MISCELLANEOUS.

4.1                               No Rights as Shareholder; Limitation of Liability.  This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company prior to exercise of this Warrant, and then only as to the Warrant Shares issuable as a result of such exercise of the Warrant.  The Holder shall have no liability or obligation as a shareholder as a result of holding this Warrant.

4.2                               Holder Entitled to Benefits of Other Agreements.  This Warrant has been issued pursuant to the Subscription Agreement.  The Holder of this Warrant is entitled to the benefits of the Subscription Agreement and the Registration Rights Agreement.

4.3                               No Dilution or Impairment.  The Company will not, by amendment of its articles of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against dilution or other impairment.  Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant at the time outstanding.

4.4                               Amendment and Waiver.  This Warrant may only be modified or amended and any provision hereof only may be waived by a writing executed by the Company and upon the written consent of the Holder.

4.5                               Successors and Assigns.  This Warrant shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereunder, and no other parties shall have any rights hereunder.

4.6                               Governing Law, etc.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.  The parties waive any right to a jury trial.

4.7                               Entire Agreement.  This Warrant, the Subscription Agreement and Registration Rights Agreement, and any other documents and instruments referred to herein or therein or delivered in connection therewith, constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereunder and supersede all prior arrangements or understandings with respect thereto, written or oral.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated the date of issuance hereof.

TALMER BANCORP, INC.

By:
Name:	David T. Provost
Title:	President and Chief Executive Officer

SCHEDULE A

NOTICE OF EXERCISE

OF WARRANT TO PURCHASE COMMON STOCK OF

TALMER BANCORP, INC.

To:                             Talmer Bancorp, Inc.

(1)                                 The undersigned, the registered owner of this Warrant, hereby:

(i)                                     irrevocably elects to exercise the purchase rights represented thereby for, and to acquire as set forth in Section 1.3(a) thereunder,                    shares of Common Stock and herewith makes payment of $               therefor, or

(ii)                                  irrevocably elects to exercise without payment therefor the rights represented thereby to receive                        shares of Common Stock, calculated and made pursuant to the Cashless Exercise formula set forth in Section 1.3(b) thereunder;

(2)                                 The undersigned requests that the certificates evidencing such shares of Common Stock be issued in the name of and be delivered to:

Name:

Address:

Social Security or Tax I.D. Number:

and if such shares of Common Stock shall not be all of the Warrant Shares purchasable hereunder, that a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder be delivered to the undersigned.

(3)                                 The undersigned confirms that the shares of Common Stock received pursuant to this Notice of Exercise are being acquired for the account of the undersigned for investment only and not with a view to, or in connection with, the distribution thereof and that the undersigned has no present intention of distributing such shares of Common Stock received.

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Warrant to Purchase Shares of Common Stock of Talmer Bancorp, Inc.

A-1

Dated:

NAME OF HOLDER

By:
Name:
Title:

SUBSTITUTE FORM W-9

Under the penalties of perjury, I certify that:

1.              the Social Security Number or Taxpayer Identification Number given above is correct; and

2.              I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Important Instructions:  You must cross out #2 above if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under reporting interest or dividends on your tax return and if you have not received a notice from the Internal Revenue Service advising you that backup withholding due to notified payee under reporting has terminated.  For additional instructions, please refer to the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Signature(1):

Date:

(1)  If a corporation, please sign in full corporate name by president or other authorized officer.  When signing as officer, attorney, custodian, trustee, administrator, guardian, etc., please give your full title as such.  In case of joint tenants, each person must sign.

A-2